UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 12, 2014 (June 6, 2014)

FONA, INC.

 (Exact Name of Registrant Specified in Charter)

Nevada	000-54129	41-1683548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2575 Pearl Street, Suite 225, Boulder, Colorado	80302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (303) 499-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June  6, 2014, Evolutionary Genomics Inc.,  a Delaware corporation (“Evolutionary Genomics”), EG I, LLC, a Colorado limited liability company (“EG I”),  Fona, Inc., a Nevada corporation (the “Company”), Fona Merger Sub, Inc., a Delaware Corporation (“Sub”) and Fona Merger Sub, LLC, a Colorado limited liability company (“Sub LLC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to certain conditions, Sub will merge with Evolutionary Genomics and Sub LLC will merge with EG I, with each Evolutionary Genomics and EG I surviving as wholly-owned subsidiaries of the Company (the “Mergers”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Mergers, the Company shall cause to be paid or issued to stockholders of record of Evolutionary Genomics (the “EG Stockholders”) as of the effective time of the Mergers, 315,522,104 newly issued shares of common stock, par value $0.001 per share (“Common Stock”) of the Company and 35,421,335 shares of Common Stock to the members of EG I (“EG I Members”). The closing of the Mergers shall occur on or before December 31, 2015 (“Closing”).  Evolutionary Genomics and EG I may at any time mutually agree to change the method of effecting the business combination, including entering into an appropriate amendment to the Merger Agreement.

The Merger Agreement contains customary representations and warranties of Evolutionary Genomics, EG I, the Company, Sub and Sub LLC.  The Merger Agreement also contains customary covenants and agreements, including, without limitation, covenants relating to the conduct of the Company’s business between the date of signing of the Merger Agreement and Closing.  Notwithstanding the limitations in the Merger Agreement, each of Evolutionary Genomics, EG I and the Company retain the right to engage in discussions or negotiations regarding alternative acquisition proposals to the extent necessary to fulfill the fiduciary duties of their respective boards of directors to their stockholders, subject to certain requirements.  The Mergers are intended to be a transaction or transactions described in Section 351 of the Internal Revenue Code (the “Code”).  The parties hereto agree to report the Mergers as a transaction or transactions described in Section 351 of the Code.

The completion of the Mergers are subject to the satisfaction or waiver of certain closing conditions, including, without limitation, (i) the approval and adoption by the EG Stockholders and EG I Members of the Merger Agreement, (ii) the issuance of the Merger consideration in connection with the consummation of the Mergers, (iii) the effectiveness of a joint proxy statement/prospectus included in the Company’s registration statement on Form S-4, (iv) the effectiveness of a Registration Statement on Form S-1 to register certain shares held by Messrs. Friess, Boosalis and Schwartz, (v) holders of either securities in Evolutionary Genomics and EG I shall not be entitled to dissenters’ or appraisal rights, (vi) absence of certain orders or regulations prohibiting the consummation of the Mergers, (vii) the effectiveness of a one-for-twenty reverse split of the Common Stock, and (vii) the approval or consent of any governmental authorities and third parties with respect to the transactions contemplated by the Merger Agreement.  Pursuant to the terms of the Merger Agreement, the parties have agreed that at Closing, the Board of Directors (the “Board”) of the Company shall appoint (i) Steve B. Warnecke as Chief Executive Officer, and (ii) Walter Messier as Secretary of the Company. Each Michael Friess, Chloe DiVita and Sanford Schwartz will resign from all positions with the Company.

The Merger Agreement contains certain termination rights for Evolutionary Genomics, EG I and the Company. The Merger Agreement may be terminated for reasons, including but not limited to, the following:  (i) the mutual consent of the parties upon a majority vote of the boards of directors of the Company and Evolutionary Genomics or the board of managers of EG I, (ii) by any party to the Merger Agreement if any required governmental approval is denied, (iii) by any party to the Merger Agreement if the Merger is not consummated on or before December 31, 2015, (iv) by the board of managers of EG I or board of directors of Evolutionary Genomics if the Company, Sub or Sub LLC enter into any binding agreement that is not contemplated by the Merger Agreement, or (v) the occurrence of a material adverse effect that individually has or could reasonably be expected to have a material adverse effect on the Company, Sub or Sub LLC.

The Merger Agreement has been filed to provide security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company, Evolutionary Genomics, EG I or any of their respective subsidiaries and affiliates.  The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement.  These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure letters that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure letters contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders, and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.  Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company (including its subsidiaries), Evolutionary Genomics or EG I.

The foregoing descriptions of the Merger Agreement and the exhibits thereto are qualified in their entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report, and the exhibits filed herewith, each of which is incorporated in this report by reference. You are urged to read the entire Merger Agreement and the other exhibits attached hereto.

Securities Purchase Agreement

On June 6, 2014, Evolutionary Genomics entered into certain Securities Purchase Agreement whereby Michael Friess, the Chairman of the Board, President and Chief Executive of the Company, and Sanford Schwartz, member of the Company’s Board, agreed to sell, and Evolutionary Genomics, agreed to purchase, 366,000 shares of Common Stock from each Messrs Friess and Schwartz for an aggregate purchase price consideration of $145,000. The SPA further provides that in the event the Merger Agreement is terminated, Evolutionary Genomics shall have the option to purchase an additional 1,611,475 shares of Common Stock from each Messrs Friess and Schwartz for an aggregate purchase price consideration of $10,000. The SPA contains customary representations, warranties and covenants.  The SPA provides that as a condition to closing, Evolutionary Genomics shall have entered into certain Securities Purchase Agreement with Nick T. Boosalis, Desfaire, Inc. and The Boosalis Group, Inc. for the purchase of an option to acquire an aggregate of 2,252,233 shares of Common Stock, representing 28.58% of the issued and outstanding shares of Common Stock as of the date hereof, held by such parties on terms mutually agreed to by such parties.

Securities Purchase Option Agreement

On June 6, 2014, Evolutionary Genomics entered into certain Securities Purchase Option Agreement (“Option Agreement”) whereby each Nick T. Boosalis, Desfaire, Inc. and The Boosalis Group, Inc. agreed to sell, and Evolutionary Genomics agreed to purchase, an option to purchase an aggregate of 2,252,233 shares of Common Stock,  representing 28.58% of all of the issued and outstanding Common Stock of the Company as of the date hereof,  for an aggregate purchase price of $30,000 (the “Option”). The Option shall be exercisable in the event that the Merger Agreement is terminated. The Option shall be exercisable for a period of six (6) months from the date of termination of the Merger Agreement. The Option Agreement contains customary representations, warranties and covenants by the parties.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2014, Chloe DiVita voluntarily resigned as Chief Financial Officer, Secretary, Treasurer and member of the Board of Directors (the “Board”) of the Company. Ms. DiVita’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies (including accounting or financial policies) or practices.

On June 6, 2014, the Board appointed Steve Warnecke to serve as a director, Secretary, Treasurer  and Chief Financial Officer of the Company, to fill the vacancies created by the resignation of Ms. DiVita.  Mr. Warnecke shall hold office until the next annual meeting of stockholders of the Company and until his successor is elected and qualified or until his earlier death, incapacity, resignations or removal.  The following is Mr. Warnecke’s biography:

Steve Warnecke has served as a member of the Board of Directors of Evolutionary Genomics since September 2010 and was appointed as Chief Executive Officer in November 2010.  Since November 2012, Mr. Warnecke has served part-time roles as Chairman of the Board of Directors and Chief Financial Officer for VetDC, Inc. and Senior Vice President of Children’s Hospital Colorado Foundation and Chairman of Children’s Partners Foundation (supporting Children’s Hospitals and cystic fibrosis research) since November 2011. Previously, Mr. Warnecke served as Lead Independent Director and Audit Committee Chair for Evolving Systems, Inc. (NASDAQ: EVOL, an international telecom software company) from 2003 to 2011, as Chief Financial Officer of Targeted Medical Pharma, Inc. in 2011, as Chief Financial Officer and member of the Board of Directors for Bacterin International, Inc. (NASDAQ: BONE), a biologics and medical device company from 2008 to 2010, Chief Financial Officer for The Children’s Hospital Foundation from 2003 to 2008, member of the Board of Directors of Emmaus Life Sciences, Inc. in 2011, member of the Board of Directors of Boppy Company from 2005 to 2008, Senior Vice-President of Strategic Planning for First Data/Western Union (NYSE: FDC) from 2001 to 2002 and Chief Financial Officer for Frontier Airlines (former NASDAQ company acquired by Republic Airways) from 1999 to 2001.  Mr. Warnecke graduated from the University of Iowa with a BBA in Accounting, Finance and Management and passed the Certified Public Accountant exam in 1979.

Cautionary Statement Regarding Forward-Looking Information

This report includes “forward-looking statements” that are subject to risks, uncertainties and other factors, including the risk that the Mergers will not be consummated, as the Mergers are subject to certain closing conditions.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the expected timing of the completion of the Mergers; the ability to obtain approvals from the stockholders of the Company, EG I and Evolutionary Genomics and to complete the Mergers considering the various closing conditions; continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments may cause its views to change.  The information contained in this report speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise unless required by law.

Participants in the Merger Solicitations

The Company, Evolutionary Genomics, EG I and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information concerning the Company’s executive officers and directors is set forth in its annual report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on April 16, 2014.  Additional information regarding the interests of participants in the solicitation of proxies in respect of the transaction will be included in the above-referenced registration statement on Form S-4 and joint proxy statement when it becomes available. You can obtain free copies of these documents from the Company using the contact information above once it is filed.  Free copies of these documents can also be obtained, when available, at the SEC’s website at http://www.sec.gov.

Neither the information on the Company, Evolutionary Genomics nor EG I corporate website is, and shall not be deemed to be, a part of this report or incorporated in filings either the Company, Evolutionary Genomics or EG I makes with the SEC.

This Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 6, 2014, by and among Fona, Inc., Evolutionary Genomics, Inc., EG I, LLC, Fona Merger Sub, Inc. and Fona Merger Sub, LLC.

The disclosure letters delivered in connection with the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish, supplementally, a copy of any schedule omitted from the Merger Agreement to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FONA, INC.

Dated: June 12, 2014	By:	/s/ Michael Friess
Name: Michael Friess
Title: Chairman of the Board, President and Chief Executive Officer